Exhibit 10.3

AGREEMENT TO ASSIGN REAL ESTATE PURCHASE OPTION

This “Agreement to Assign Real Estate Purchase Option” herein “AGREEMENT TO ASSIGN” is between AMS Development, LLC,  a Kentucky entity herein “Assignor” with mailing address of 380 Barbourville Road, London, KY 40744 and;

Consolidation Services, Inc, a Delaware corporation herein “Assignee/Optionee” with a mailing address of 2756 N. Green Valley Parkway, Suite 225, Henderson, NV 69014 and;

Whereas Assignor is the owner of a certain “Real Estate Purchase Option” herein “PURCHASE OPTION” to purchase a property known as the Larry Bruce Herald tract in Owsley County, KY fully described in the attached “Legal Description Exhibit A”, and;

Whereas Assignee/Optionee among other things is in the business of real estate investment and development and desires to purchase Assignor's PURCHASE OPTION and;

Therefore for the valid consideration set forth in this agreement both parties agree as follows:

1.

Assignor agrees to assign and transfer it’s rights under said Real Estate PURCHASE OPTION to Assignee in return for payment of $100,000.00 and for re-assignment to AMS Development, LLC of 50% of all coal interests in said property, transfer to be made simultaneously and contemporaneously to AMS Development, LLC or it’s assigns by mineral deed on Assignee’s exercising said PURCHASE OPTION. Mineral Deed in favor of AMS Development, LLC or it's assign's to be recorded in the appropriate court house immediately thereafter;

2.

Assignee shall exercise the PURCHASE OPTION by purchasing the property for $1,000,000.00 under the terms of the PURCHASE OPTION and this AGREEMENT TO ASSIGN. Assignee shall pay Assignor $400,000.00 at the time Assignee purchases the property for the services referenced in exhibit E (Project Development Plan).

3.

Assignee/Optionee agrees to deposit $10,000.00 (herein “Initial Deposit”) and $90,000.00 (herein “Second Deposit”) in the escrow account of Attorney Darrell Herald, herein “Escrow Agent”  located at  1140 Main Street, Jackson, KY 41339-0744 who shall act as Escrow Agent for the execution of this AGREEMENT TO ASSIGN Real Estate Purchase Option and the Real Estate Purchase Agreement.

4.

The $10,000.00 Initial Deposit shall be wired to Escrow Agent no later than January 9, 2008 and said Initial Deposit shall be released by Escrow Agent to Larry Bruce Herald when Larry Bruce Herald signs the appropriate paper work for the renewal of the Purchase Option (Exhibit B).

5.

The Second Deposit shall be released by Escrow Agent when the following terms and conditions are fulfilled as confirmed in writing to Escrow Agent by Assignor and Assignee/Optionee.

a.

Review and acceptance of the form of the following documents; which shall become a part of this Agreement To Assign:

Exhibit A: Legal Description

Exhibit B: Escrow Instructions to Darrell Herald*

Exhibit C: Purchase Option (between AMS and L. Herald)

Exhibit D: Real Estate Purchase Agreement*

Exhibit E: Property Development Plan

*Exhibits B and D shall be approved by Darrell Herald and Larry Bruce Herald respectively.

b.

Receipt and acceptance of proof of marketable title in the form of insurable Opinion of Title by legal counsel.

6.

This AGREEMENT TO ASSIGN shall expire 90 days from the signature date entered below unless extended by a payment by Assignee to Assignor of an additional non-refundable $25,000.00, prior to the 90 day expiration period. Said $25,000.00 shall automatically renew and extend this AGREEMENT TO ASSIGN for an additional 30 day period.

7.

Should Assignee fail to satisfy the terms of this agreement by purchasing said property and assigning the coal interests, this AGREEMENT TO ASSIGN shall expire and the Assignor shall be free to enter into a new AGREEMENT TO ASSIGN with other parties.

8.

By accepting the assignment, Assignee/Optionee agrees to undertake and perform any obligation imposed on Assignee/Optionee as Optionee under the aforementioned agreement. Assignee/Optionee accepts this assignment subject to all terms and conditions contained in this “AGREEMENT TO ASSIGN Real Estate Purchase Option” and as imposed by law. A copy of said “Real Estate PURCHASE OPTION Exhibit C” is attached hereto and incorporated herein as if fully set forth herein.

Assignee/Optionee shall upon signing this agreement and returning by FAX to 561-948-4977, transfer the Second Deposit no later than January 16, 2008 into the escrow account of said Escrow Agent pursuant to the terms of this AGREEMENT TO ASSIGN.  All provisions of this agreement shall extend to, bind and inure to the benefit of heirs, executors, personal representatives, successors and assigns of Assignor and Assignee.

In WITNESS WHEREOF, Assignor and Assignee/Optionee have set their hands the date aforementioned:

/s/ Johnny R. Thomas Johnny R. Thomas, CEO Consolidation Services, Inc 2756 N Green Valley Pkwy 225 Henderson, NV 69014	/s/ Billy David Altizer Billy David Altizer, Managing Member AMS Development, LLC 380 Barbourville Road London, KY 40744
/s/ Notary	/s/ Notary